UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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☐    Definitive Proxy Statement
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_________________________________________________

SELECT COMFORT CORPORATION
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Leading Independent Proxy Advisory Firms ISS and Glass Lewis & Co. Recommend Select Comfort Shareholders Vote “FOR ALL” Of Select Comfort’s Director Nominees

Select Comfort Urges Shareholders to Support Board That Has Created Significant Shareholder Value
By Voting WHITE Proxy Card Today

MINNEAPOLIS - (May 11, 2015) - Select Comfort Corporation (NASDAQ: SCSS) today announced that Institutional Shareholder Services (ISS) and Glass Lewis & Co. (Glass Lewis), two leading independent proxy advisory firms, have recommended that Select Comfort shareholders vote “FOR ALL” of Select Comfort’s director nominees on the WHITE proxy card at the Company’s 2015 Annual Meeting, to be held on Friday, May 22, 2015.

In its May 8, 2015 report, ISS stated(1):

“Votes FOR the two management nominees are warranted as the dissident has not made a compelling case that change at the board level is necessary at this time.”

“…The fact that the company's response enabled it to substantially recover lost ground in 2014, and that its upward performance trend continues unabated, does not suggest a board unable to act with appropriate urgency…But it is also worth noting that the recovery, and the upward trend itself, began long before the contest, and appear to be deeply rooted in the actions the board took in response to 2013. As such, there does not appear to be a compelling case at this time that board change is warranted.”

In its May 08, 2015 report, Glass Lewis stated(2):

“…we believe many of Blue Clay's salient performance arguments are couched in questionable, and frequently absolute methodologies that fail to provide a contextual picture of [SCSS'] operational position…Less cause to support what appears to be a questionable slate of nominees and a decidedly aggressive expansion/growth strategy promoted, in each case, by a small, short-term investor...Our doubts about the value likely to be realized by [SCSS]investors is redoubled with reference to the core component of the Dissident's plan, which presses for rapid brick-and-mortar growth and a relative reduction in advertising spend at a time when other major retailers have elected to shutter physical stores to reduce costs.”

“In short, we do not believe Blue Clay's provides a compelling case to suggest expanding [SCSS’] geographic footprint at a rate substantially faster than the level presently anticipated by [SCSS] management is likely to generate compelling returns for the Company or its shareholders…Thus, taken in full, we believe [SCSS’] more recent shareholder returns, improving margins and current quarterly revenue and earnings per share records justify supporting the incumbent [SCSS] nominees and, by extension, management's more cautious strategic approach.”

Commenting on the ISS and Glass Lewis reports, Select Comfort issued the following statement:

“The unanimous recommendation from ISS and Glass Lewis that shareholders vote FOR ALL of Select Comfort’s highly qualified and experienced director nominees validates the progress we are making with

(1) Permission to use quotations neither sought nor obtained
(2) Permission to use quotations neither sought nor obtained our consumer-driven innovation strategy developed and implemented by your Board and management team,” said Shelly Ibach, President and CEO of Select Comfort. “We expect this strategy to continue to meaningfully enhance shareholder value.”

Ms. Ibach continued, “We urge Select Comfort shareholders to support the Board that has, and will continue to, build value for all shareholders by voting FOR Select Comfort’s three highly qualified and experienced director nominees on the WHITE proxy card today.”

Select Comfort shareholders are reminded that their vote is important, no matter how many shares they own. To follow the recommendations of ISS, Glass Lewis and the Select Comfort Board, shareholders should vote the WHITE proxy card “FOR ALL” of Select Comfort’s three highly qualified and experienced nominees: Daniel Alegre, Steve Gulis and Brenda Lauderback.

If you have questions or need assistance in voting your shares, please call:

GEORGESON

480 Washington Boulevard, 26th Floor
Jersey City, NJ 07310
(800) 561-3991 (Toll Free)
e-mail: selectcomfort@georgeson.com

About Select Comfort Corporation
SLEEP NUMBER, a sleep innovation leader, delivers unparalleled sleep experiences by offering high-quality, innovative sleep products and services. The company is the exclusive designer, manufacturer, marketer, retailer and servicer of a complete line of Sleep Number® beds including our newest addition, the SleepIQ Kids™ bed. Only the Sleep Number bed offers SleepIQ® technology - proprietary sensor technology that works directly with the bed’s DualAir™ system to track and monitor each individual’s sleep. SleepIQ technology communicates how you slept and what adjustments you can make to optimize your sleep and improve your daily life. Sleep Number also offers a full line of exclusive sleep products including FlexFit™ adjustable bases and Sleep Number® pillows, sheets and other bedding products. Consumers also benefit from a unique, value-added retail experience at one of the more than 460 Sleep Number® stores across the country, online at SleepNumber.com, or via phone at (800) Sleep Number or (800) 753-3768.

Important Additional Information and Where to Find It
The Company has filed a proxy statement on Schedule 14A and other relevant documents with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2015 Annual Meeting of Shareholders or any adjournment or postponement thereof (the “2015 Annual Meeting”) and has mailed a definitive proxy statement and a WHITE proxy card to each shareholder of record entitled to vote at the 2015 Annual Meeting. SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2015 proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.sleepnumber.com/investor-relations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation
The Company, its directors, its executive officers and its nominees for election as director may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Company shareholders in connection with the 2015 Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s shareholders generally, are set forth in the Company’s definitive proxy statement for the 2015 Annual Meeting on Schedule 14A that has been filed with the SEC and the other relevant documents filed with the SEC.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results, management or performance are forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 and are subject to certain risks and uncertainties including, among others, such factors as current and future general and industry economic trends and consumer confidence; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; our ability to execute our company-controlled distribution strategy; our ability to achieve and maintain acceptable levels of product and service quality, and acceptable product return and warranty claims rates; our ability to continue to improve and expand our product line; consumer acceptance of our products, product quality, innovation and brand image; industry competition, the emergence of additional competitive products, and the adequacy of our intellectual property rights to protect our products and brand from competitive or infringing activities; availability of attractive and cost-effective consumer credit options; pending and unforeseen litigation and the potential for adverse publicity associated with litigation; our “just-in-time” manufacturing processes with minimal levels of inventory, which may leave us vulnerable to shortages in supply; our dependence on significant suppliers and our ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; risks inherent in global sourcing activities; risks of disruption in the operation of either of our two primary manufacturing facilities; increasing government regulations, which have added or will add cost pressures and process changes to ensure compliance; the adequacy of our management information systems to meet the evolving needs of our business and to protect sensitive data from potential cyber threats; the costs, distractions and potential disruptions to our business related to upgrading our management information systems; our ability to attract, retain and motivate qualified management, executive and other key employees, including qualified retail sales professionals and managers; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.

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Investor Contact:
Dave Schwantes
Select Comfort Corporation
(763) 551-7498
investorrelations@selectcomfort.com

Steven Pantina
Senior Managing Director
Georgeson Inc.
(201) 222-4229
spantina@georgeson.com

Media Contact:
Tim Lynch / Scott Bisang
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449